EXHIBIT 32.2



                        CERTIFICATION OF CFO PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sports Arenas, Inc. and susidiairies (the "Company") for the three months ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Steven R. Whitman, Chief Financial Officer and Secretary of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




     /s/ STEVEN R. WHITMAN
     -----------------------
         Steven R. Whitman
         Chief Financial Officer

         November 14, 2003

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.